INVESCO INCOME FUNDS, INC.
                          INVESCO Select Income Fund
                            INVESCO High Yield Fund
                    INVESCO U.S. Government Securities Fund
                         INVESCO Short-Term Bond Fund

               Supplement to Statement of Additional Information
                             Dated January 1, 1997


      The section of INVESCO Income Funds, Inc. Statement of Additional Information entitled "Investment Policies and Restrictions - Illiquid and 144A Securities" is amended to (1) delete the second paragraph and (2) substitute the following new paragraph in its place:

            Each fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"). These securities may be purchased by the Funds if a liquid institutional trading market exists. The Company's board of directors has delegated to Fund management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board.

The date of this Supplement is February 12, 1997.